Exhibit 25.5

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM T-1
STATEMENT OF ELIGIBILITY UNDER
THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
Check if an Application to Determine Eligibility of
a Trustee Pursuant to Section 305(b)(2)___
_________________________
U.S. BANK TRUST NATIONAL ASSOCIATION
(Exact name of Trustee as specified in its charter)
41-1973763
I.R.S. Employer Identification No.

300 East Delaware Avenue, 8th Floor Wilmington, Delaware (Address of principal executive offices)	19801 (Zip Code)
Account Manager
U.S. Bank Trust National Association
One Federal Street, 3rd Floor
Boston, MA 02110
Telephone (617) 603-6576
(Name, address and telephone number of agent for service)
US AIRWAYS, INC.
(Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	53-0218143 (I. R. S. Employer Identification No.)

111 West Rio Salado Parkway, Tempe, AZ (Address of principal executive offices)	85281 (Zip Code)
________________________________
Pass Through Certificates
(Title of the indenture securities)

FORM T-1

Item 1.	GENERAL INFORMATION. Furnish the following information as to the Trustee.

	a)	Name and address of each examining or supervising authority to which it is subject. Comptroller of the Currency Washington, D.C.

	b)	Whether it is authorized to exercise corporate trust powers. Yes

Item 2.	AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
None

Items 3-15	Not applicable because, to the best of Trustee’s knowledge, the Trustee is not a trustee under any other indenture under which any other securities or certificates of interest or participation in any other securities of the obligor are outstanding and there is not, nor has there been, a default with respect to securities issued under this indenture.

Item 16.	LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.
1.	A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Document 6 of Registration No. 333-84320.

2.	A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Document 6 of Registration No. 333-84320.

3.	A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Document 6 of Registration No. 333-84320.

4.	A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Document 6 of Registration No. 333-113995.

5.	Not applicable.

6.	The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Document 6 of Registration No. 333-84320.

7.	Report of Condition of the Trustee as of June 30, 2006, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

8.	Not applicable.

9.	Not applicable.

SIGNATURE
Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Boston, Commonwealth of Massachusetts on October 2, 2006.

U.S. BANK TRUST NATIONAL ASSOCIATION

By:	/s/John A. Brennan

Name:	John A. Brennan
Title:	Officer

` Exhibit 7
U.S. Bank Trust National Association
Statement of Financial Condition
As of June 30, 2006
($000’s)

6/30/2006
Assets
Cash and Balances Due From Depository Institutions	$436,320
Fixed Assets	91
Intangible Assets	86,586
Other Assets	33,186

Total Assets	$556,183

Liabilities
Other Liabilities	$16,202

Total Liabilities	$16,202

Equity
Common and Preferred Stock	$1,000
Surplus	505,932
Undivided Profits	33,049

Total Equity Capital	$539,981

Total Liabilities and Equity Capital	$556,183
To the best of the undersigned’s determination, as of this date the above financial information is true and correct.
U.S. Bank Trust National Association

By:	/s/ John A. Brennan

Name John A. Brennan
Title Officer
Date: October 2, 2006

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